EXHIBIT 10.17

FIRST AMENDMENT
OF
U.S. BANCORP NON-QUALIFIED RETIREMENT PLAN

     The U.S. Bancorp Non-Qualified Retirement Plan (the “Plan Statement”) is amended as follows:

1.     MONTHLY EARNINGS (Included Items). Effective October 1, 2003, Section 2.18(a) of the Plan Statement shall be amended to delete item (vii) (the inclusion of ordinary income from restricted stock), to add the word “and” before item (vi), and to add a “.” at the end of item (vi).

2.     MONTHLY EARNINGS (Excluded Items). Effective October 1, 2003, Section 2.18(b) of the Plan Statement shall be amended so that item (vii) reads in full as follows:

(vii) the value of all stock options and stock appreciation rights (whether or not exercised), restricted stock, and other similar amounts.

3.     TRANSITION RULES. Effective October 1, 2003, a new Section 2.28 of the Plan Statement shall be added that reads in full as follows:

2.28.     Transition Rules.

Restricted Stock. Notwithstanding any provision in the Plan (including any plan incorporated by reference into the Plan) or in any other nonqualified retirement plan maintained by the Employer to the contrary, the compensation used to determine an Other Benefit shall not include restricted stock (i) that is granted to an individual on or after October 1, 2003, or (ii) that was previously granted to an individual in which the individual becomes fully vested on or after October 1, 2003.

4.     SAVINGS CLAUSE. Save and except as expressly amended, the Plan Statement shall continue in full force and effect.

SECOND AMENDMENT
OF
U.S. BANCORP NON-QUALIFIED RETIREMENT PLAN

     The U.S. Bancorp Non-Qualified Retirement Plan (hereinafter referred to as the “Plan Statement”) is hereby amended in the following respects:

1.     NORMAL FORM OF BENEFIT — WHEN PAYABLE. Effective October 1, 2003, Section 4.02 of the Plan Statement shall be amended to add a final sentence that reads as follows:

Notwithstanding the foregoing, the first payment to a Participant who is an employee of the Employer who becomes an employee of Piper Jaffray Companies or its subsidiaries at the time of and in connection with the spin-off of U.S. Bancorp Piper Jaffray Inc., pursuant to the Separation and Distribution Agreement between U.S. Bancorp and Piper Jaffray Companies, shall in no event be due prior to 30 days after such Participant ceases to be an employee of Piper Jaffray Companies or its subsidiaries (unless such Participant is entitled to a benefit based on Disability, in which case this sentence shall not apply).

2.     OTHER BENEFITS — WHEN PAYABLE. Effective October 1, 2003, a new Section 5.06 shall be added to the Plan Statement that reads as follows:

5.06.      Effect of Spin-Off of Piper Jaffray Companies. Notwithstanding the foregoing, solely for the purpose of determining when a Participant who is an employee of the Employer who becomes an employee of Piper Jaffray Companies or its subsidiaries at the time of and in connection with the spin-off of U.S. Bancorp Piper Jaffray Inc., pursuant to the Separation and Distribution Agreement between U.S. Bancorp and Piper Jaffray Companies, is entitled to commence payment of benefits under the Plan (including under Appendices to the Plan), such employees shall not be considered to have a termination of employment, severance from employment, or separation of service under this Plan (including under the Appendices to the Plan) based on the transfer of that employee’s employment from the Employer to Piper Jaffray Companies or its subsidiaries.

3.     SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.

THIRD AMENDMENT
OF
U.S. BANCORP NON-QUALIFIED RETIREMENT PLAN

     The U.S. Bancorp Non-Qualified Retirement Plan (the “Plan Statement”) is amended in the following respects:

1.     APPENDIX B-12. Effective January 1, 2003, the Plan Statement shall be amended by the addition of the attached Appendix B-12.

2.     APPENDIX B-13. Effective January 1, 2003, the Plan Statement shall be amended by the addition of the attached Appendix B-13.

3.     SAVINGS CLAUSE. Save and except as expressly amended above, the Plan Statement shall continue in full force and effect.

APPENDIX B-12

SUPPLEMENTAL BENEFITS

This Appendix B-12 summarizes the supplemental benefits payable to the named Participant under the Plan.

Participant	:	Michael J. Doyle

Formula	:	Fifty-five percent (55%) of the Participant’s Final Average Monthly Earnings (as defined in Section 2.17 of the Plan) reduced by all of the following (each of which shall be considered an “offsetting benefit” for purposes of this Appendix B-12): the Participant’s benefit under the Qualified Plan and the Participant’s Excess Benefit under this Plan and any retirement benefit paid or payable to the Participant under all pension plans of his two former employers immediately prior to U.S. Bancorp.

Normal Form of Payment	:	Life annuity with ten (10) years certain

Vesting Service Start Date	:	From January 1, 2003

Vesting	:	100% vested at December 31, 2012, if continuously employed by U.S. Bancorp from the Vesting Service Start Date through December 31, 2012

Unreduced Retirement Age	:	62

Early Retirement Reduction	:	1/180 per month prior to age 62, plus
1/360 per month prior to age 60

Earliest Payout Date	:	Age 55 and 100% vested

B-12-1

APPENDIX B-13

SUPPLEMENTAL BENEFITS

This Appendix B-13 summarizes the supplemental benefits payable to the named Participant under the Plan.

Participant	:	Jennie P. Carlson

Formula	:	Fifty-five percent (55%) of the Participant’s Final Average Monthly Earnings (as defined in Section 2.17 of the Plan) reduced by all of the following (each of which shall be considered an “offsetting benefit” for purposes of this Appendix B-13): the Participant’s benefit under the Qualified Plan and the Participant’s Excess Benefit under this Plan.

Normal Form of Payment	:	Life annuity with ten (10) years certain

Vesting Service Start Date	:	From January 1, 2003

Vesting	:	100% vested at December 31, 2012, if continuously employed by U.S. Bancorp from the Vesting Service Start Date through December 31, 2012

Unreduced Retirement Age	:	62

Early Retirement Reduction	:	1/180 per month prior to age 62, plus
1/360 per month prior to age 60

Earliest Payout Date	:	Age 55 and 100% vested

B-13-1